UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 22, 2019

Date of Report (Date of earliest event reported)

Tocagen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38052	26-1243872
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4242 Campus Point Court, Suite 500 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 412-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TOCA	The Nasdaq Global Select Market

Item 7.01 Regulation FD Disclosure.

Tocagen Inc. (the “Company”) has updated its corporate presentation that it uses when meeting with investors, analysts and others. A copy of the Company’s updated corporate presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this item of this report.

Item 8.01 Other Events.

Management and the Board of Directors of the Company have initiated a process to explore and review a range of strategic alternatives focused on maximizing stockholder value. The Company is exploring the potential for a company merger, asset sale or other strategic transactions.

The Company has engaged Ladenburg Thalmann & Co. Inc. to act as a strategic advisor for this process. There can be no assurance that this exploration of strategic alternatives will result in the Company entering or completing any transaction.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Corporate Presentation.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the Company’s focus on strategic alternatives, including the potential for merger, asset sale or other strategic transactions. Risks that contribute to the uncertain nature of the forward-looking statements include, but are not limited to, the Company’s ability to carry out its strategic alternatives plan and uncertainties regarding completing such merger, asset sale or other strategic transactions. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in the Company’s filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tocagen Inc.

Date: November 22, 2019	By:	/s/ Mark Foletta
Mark Foletta
Chief Financial Officer